EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 2001





                                                   /s/ Charles Erhart, Jr.
                                                   -------------------------
                                                   Charles Erhart, Jr.

EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 20, 2001


                                                 /s/ Mary Lou Fox
                                                 ------------------------
                                                 Mary Lou Fox

EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated: March 21, 2001


                                               /s/ Thomas C. Hutton
                                              ----------------------------
                                               Thomas C. Hutton

EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 23, 2001


                                                   /s/ Patrick E. Keefe
                                                   ------------------------
                                                   Patrick E. Keefe

EXHIBIT 24


                                POWER OF ATTORNEY

        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 19, 2001


                                              /s/ Sandra E. Laney
                                              -------------------------------
                                              Sandra E. Laney

EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 19, 2001


                                        /s/ Andrea R. Lindell
                                        -----------------------------------
                                        Andrea R. Lindell, DNSc, RN

EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 21, 2001


                                            /s/ Sheldon Margen, M.D.
                                            ----------------------------------
                                            Sheldon Margen, M.D.

EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 23, 2001


                                             /s/ Kevin J. McNamara
                                             -------------------------------
                                             Kevin J. McNamara

EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 12 , 2001

                                                   /s/ John H. Timoney
                                                   ---------------------------
                                                   John H. Timoney